Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,TO
                            AS ADOPTED PURSUANT TO,TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(1) In connection with the Quarterly Report of Videolocity International, Inc. (the "Company") on Form 10-QSB for the period ending July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cortney Taylor, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes- Oxley Act of 2002, that:

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                /s/ CORTNEY TAYLOR
                                                --------------------------
                                                   Cortney Taylor
                                                   Chief Financial Officer
September 23, 2002